Exhibit 99.1 Powerful Science Meaningful Medicines Changing Lives Nasdaq: ETNB April 2025

Disclaimers This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. Other than statements of historical facts, all statements included in this presentation are forward-looking statements, including statements concerning our plans, objectives, goals, strategies, future events, plans or intentions relating to product candidates, potential market opportunities, estimates of market size, estimates of market growth, estimates of market share, the potential clinical benefit, complementary benefits to other therapies, effect on histology and safety and tolerability profile of pegozafermin (formerly BIO89-100), the clinical potential of pegozafermin, potential indications for pegozafermin, the association of clinical data with potential clinical benefit in other indications, the anticipated timing, design, endpoints, and conduct of our future and ongoing clinical trials for pegozafermin, including the expected histology data from the Phase 3 trials in MASH with Advance Fibrosis (F2-F3) and MASH with Compensated Cirrhosis (F4) and the expected topline results from the Phase 3 trial in SHTG, the timing of anticipated milestones, the timing of regulatory meetings, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts and our liquidity and capital resources, including our cash position. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward- looking statements expressed or implied in this presentation including those described more fully our most recent Form 10-K and Form 10-Q under the caption “Risk Factors” and elsewhere in such report and in other subsequent disclosure documents filed with the SEC. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts, and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward- looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory authority. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. 1

Corporate Highlights

Pegozafermin (long-acting FGF21) targets three significant market opportunities

FGF21 is the leading mechanism of action in MASH with Advanced Fibrosis (F2-F3) and Compensated Cirrhosis (F4)

MASH with Advanced Fibrosis (F2-F3)
Phase 3 trial with **topline histology data expected in 1H 2027**

MASH with Compensated Cirrhosis (F4)
Phase 3 trial with **topline histology data expected in 2028**

Severe Hypertriglyceridemia (SHTG)
- Synergistic program to MASH
- Phase 3 fully enrolled with **topline data expected in 1Q 2026**

Potential Best-in-class profile with robust fibrosis benefit and favorable tolerability/safety

- **Reversal of fibrosis and cirrhosis** across F2-F4 MASH patients
  - **F2-F3: 3.5x vs. placebo (relative risk);** 20% fibrosis improvement over placebo
  - **F4: 45% fibrosis improvement** over placebo
- **Potential best-in-class safety and tolerability**
  - Potential best-in-class GI tolerability profile
  - No statistically significant or clinical meaningful changes in bone biomarkers and DXA

Well-positioned for commercial success

- Highly experienced team well-positioned for Phase 3 trials and commercialization
- Global manufacturing strategy provides resilience and flexibility
- Commercial liquid product presentation with potential to co-formulate with incretin therapies
- Strong balance sheet with $440 million in cash as of Dec. 31, 2024
  - Additional gross proceeds of $287.5 million from the Jan 2025 follow-on offering

89bio

2

Advancing Pegozafermin Through Late-Stage Clinical Development ANTICIPATED KEY INDICATION TRIAL PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MILESTONES Histology MASH * Phase 3 trial in F2/F3: Histology & Outcomes – Ongoing data 1H 2027 Breakthrough Therapy & Histology PRIME * Phase 3 trial in F4: Histology & Outcomes – Ongoing data designations 2028 Topline Data SHTG Phase 3 trial in SHTG: 52-Week Trial – Fully Enrolled 1Q 2026 * Histology data from both ENLIGHTEN-Fibrosis (F2-F3) and ENLIGHTEN-Cirrhosis (F4) are intended to support accelerated approval in the US and conditional approval in Europe, based on previously obtained alignment with the FDA and EMA 3

Pegozafermin is an FGF21 Analog Optimally Engineered to Balance Efficacy and Long Dosing Interval



glycoPEG(20kD)
Strong and flexible linker
(glycoPEGylation technology)
Position 182
N-terminus
FGF21
C-terminus
Mutations in positions 173 and 176
(glycoPEG attached at position 173)

RECEPTOR	FGF21 EC$_{50}$ (nM) Mean ± S.D.	Pegozafermin EC$_{50}$ (nM) Mean ± S.D.
KLB	nd	nd
KLB/FGFR1	4.5 ± 1.0	0.3 ± 0.07
KLB/FGFR2	4.5 ± 0.9	1.1 ± 0.4
KLB/FGFR3	1.8 ± 0.3	1.2 ± 0.4
KLB/FGFR4	nd	nd

nd – not determined; rhFGF19 EC$_{50}$ at FGFR4 = 1.7 ± 0.4

- Proprietary glycoPEGylation technology commercially validated with approved products
- Increases half-life of native FGF21 (<2 hours) to 55-100 hours based on single ascending dose study
- COM patents covering pegozafermin expire in 2038. Other patents and patent applications covering method, formulation and other claims could extend exclusivity to 2044.***

* Receptor agonism measured in L6 cells expressing β-klotho and either FGF Receptor 1c, 2c, 3c, or 4 via pERK functional assay
** Table represents mean data from multiple experiments
*** Expiry dates do not give effect to any available patent term adjustments or extensions that may be available and assume issuance with respect to pending cases

89bio 4

Global Manufacturing Strategy Provides Resilience and Flexibility Resilient and diversified supply chain with alternative CDMOs for each step in the supply chain mitigates against macroeconomic and geopolitical environment changes Northway Biotech (“BTPH”) BiBo Biopharma Engineering • EU-based CDMO partner since 2018 • In 2024, began commercial-scale DS for all clinical drug substance (DS) manufacturing on existing 30kL line supplies in China • 3kL FDA-approved facility could • Installation of three additional 30kL support initial commercial launch, if lines underway; provides needed; ability to expand to 30kL manufacturing capabilities to meet capacity peak commercial supply forecast Drug Product manufactured in the United States Tariff Exposure (assuming pharmaceuticals are not exempt) • Minimal, if any, expected with current manufacturing strategy • Bulk Drug Substance (BDS) can be manufactured at CDMOs in either UK or EU and Drug Product (DP) is manufactured in the US; both BDS and DP are a significant % of the COGS 5

Opportunity in MASH

Pegozafermin Offers Potential Best-in-Class Therapeutic for Advanced MASH REDUCES LIVER FAT FAVORABLE TOLERABILITY & IMPROVES REVERSES LIVER FIBROSIS RESOLVES MASH CONVENIENT DOSING INSULIN to improve patient RESISTANCE persistence and compliance IMPROVES DYSLIPIDEMIA * If approved 7

ENLIVEN Phase 2b Trial Evaluated Weekly (QW) and Every-Two-Week (Q2W) Dosing in Non-cirrhotic Patients



MAIN STUDY
(24 weeks)
BLINDED
EXTENSION PHASE
(24 weeks)
SCREENING
RANDOMIZATION
Placebo (QW or Q2W)
PLACEBO* (QW or Q2W)
Pegozafermin 15mg QW
Pegozafermin 15mg QW
Pegozafermin 30mg QW
Pegozafermin 30mg QW
Pegozafermin 44mg Q2W
Pegozafermin 44mg Q2W
B
B
Week 12
Week 24
Week 48
Primary endpoint
Liver Biopsy
MRI-PDFF

PRIMARY ENDPOINTS

- ≥1-stage fibrosis improvement with no worsening of MASH[1]
- MASH resolution with no worsening of fibrosis[2]

KEY SECONDARY EFFICACY ENDPOINTS

- ≥2-point change in NAS with no worsening of fibrosis
- Non-invasive liver markers (liver fat, liver injury, fibrosis markers)

[1]Improvement in liver fibrosis by ≥1 stage and no worsening of steatohepatitis defined as no increase in NAS for ballooning, inflammation, or steatosis (FDA draft guidance).
[2]Resolution of steatohepatitis is defined as absent fatty liver disease or isolated or simple steatosis without steatohepatitis and a NAS score of 0-1 for inflammation, 0 for ballooning and any value for steatosis (FDA draft guidance).
*Some placebo patients were re-randomized in the extension phase to receive pegozafermin.
NAS, NAFLD Activity Score; MRI-PDFF, Magnetic resonance imaging-estimated proton density fat fraction; QW: Every week; Q2W: Every 2 weeks

89bio 8

WEEK 24 Pegozafermin Demonstrated Statistical Significance on Fibrosis Improvement at 30mg QW and 44mg Q2W Dose Rigorous Biopsy Reading Methodology Independent 3-reader consensus methodology, that minimizes placebo response rate and more accurately measures drug effect Fibrosis Improvement Without Worsening of MASH at Week 24 p=0.008 40% Treatment with PGZ Delayed p=0.008 Progression to Cirrhosis p=0.1 27% 30% 26% • In the placebo group, 22% 7 of 37 (19%) of the F3 20% patients progressed 19% 20% 15% 7%• In the pooled PGZ group, 10% 6 of 69 (9%) of the F3 patients progressed 0% ITT Population Placebo 15mg QW 30mg QW 44mg Q2W n=192 n=61 n=14 n=66 n=51 * Relative Risk 1.0 2.9 3.5 3.6 *Relative risk presented is calculated by dividing the drug response by placebo response. Relative risk calculated using statistical methods show similar results. 9 Source: Full Analysis Set (ITT); Multiple imputation analysis via Cochran-Mantel-Haenszel (CMH); test stratified by type 2 diabetes mellitus (T2DM) status (yes vs. no) and fibrosis stage (F2 vs. F3).

Comparative Clinical Data in Non-Cirrhotic (F2/F3) Patients ≥1 Stage Fibrosis Improvement with No Worsening of MASH 1 Pegozafermin Efruxifermin Efimosfermin Survodutide Rezdiffra Tirzepatide Denifanstat VK2809 Semaglutide FGF21 FGF21 FGF21 GLP-1/Glucagon TR-β Agonist GLP-1/GIP FASN TR-β Agonist GLP-1 Phase 2b Phase 2b Phase 2 Phase 2 Phase 3 Phase 2 Phase 2b Phase 2b Phase 3 24 Weeks 24 Weeks 24 Weeks 48 Weeks 52 Weeks 52 Weeks 52 Weeks 52 Weeks 72 Weeks 2 3 reader panel 2 readers 2 readers Single reader 2 readers 2 readers Single reader 2 readers 24% 21% 21% 21% 20% 19% 19% 19% 17% 16% 15% 14% 12% 10% 2.4mg 30mg 44mg 28mg 50mg 300mg 4.8mg 6mg 80mg 100mg 10mg 15mg 50mg Combined (n=534) QW Q2W (n=38) (n=34) (n=31) (n=72) (n=74) (n=316) (n=321) (n=47) (n=48) (n=81) (n=137) (n=66) (n=51) 1 ≥1 stage fibrosis improvement with no worsening of NAS. Fibrosis improvement by ≥ 1 stage with no worsening of NAFLD activity score. 2 Each slide is read by two readers (a pair), who were randomly selected out of six centralized pathologies Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to- 10 head clinical trials have been conducted.

Relative Risk: A Better Method for Cross-Trial Effectiveness Comparisons As Presented by Michael Charlton MD at MASH-TAG Jan 10, 2025 RELATIVE RISK: The comparative probability of achieving the primary efficacy endpoint. Used to estimate the strength of 1 association between treatment and an outcome. Outcome risk should be similar between studies. ACTIVE PLACEBO Responders A B Nonresponders C D RR <1 Decreased likelihood of outcome with treatment A/(A+C) RR = RR =1 No benefit B/(B+D) RR >1 Increased likelihood of outcome with treatment 1 Doi et al., J of Clin Epidemiology, Volume 142, 271-279 11

Relative Risk: Comparative Clinical Data in Non-Cirrhotic (F2/F3) Patients Pegozafermin Outperforms Other Drugs Based on Relative Risk In absence of H2H studies, Relative Risk, or drug response as a multiple of placebo, offers robust window for cross-trial comparisons by controlling for variability amongst readers, patient characteristics/selection, duration, and biopsy reading methodology 1 Pegozafermin Efruxifermin Efimosfermin Survodutide Rezdiffra Tirzepatide Denifanstat VK2809 Semaglutide FGF21 FGF21 FGF21 GLP-1/Glucagon TR-β Agonist GLP-1/GIP FASN TR-β Agonist GLP-1 Phase 2b Phase 2b Phase 2 Phase 2 Phase 3 Phase 2 Phase 2b Phase 2b Phase 3 24 Weeks 24 Weeks 24 Weeks 48 Weeks 52 Weeks 52 Weeks 52 Weeks 52 Weeks 72 Weeks 3 reader panel 2 readers 2 readers Single reader 2 readers 2 readers Single reader 2 readers 3.6 3.5 2.1 2.1 2.0 2.0 2.0 1.9 1.8 1.7 1.7 1.7 1.6 1.5 30mg 44mg 28mg 50mg 300mg 4.8mg 6mg 80mg 100mg 10mg 15mg 50mg Combined 2.4mg QW Q2W (n=38) (n=34) (n=31) (n=72) (n=74) (n=316) (n=321) (n=47) (n=48) (n=81) (n=137) (n=534) (n=66) (n=51) *Relative risk, or drug response as multiple of placebo response, is calculated by dividing drug response by placebo response 1 ≥1 stage fibrosis improvement with no worsening of NAS. Fibrosis improvement by ≥ 1 stage with no worsening of NAFLD activity score. Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to- 12 head clinical trials have been conducted.

Pegozafermin Differentiates as a Leading Therapy for F2-F3 MASH Based on the Highest SUCRA Score (Hepatology Journal) COMPARISON OF PHARMACOLOGICAL THERAPIES IN MASH FOR FIBROSIS REGRESSION AND MASH RESOLUTION Data Sources 29 randomized controlled trials 9,234 Patients with MASH Source: Souza, Matheus, et. al. 2025. “Comparison of Pharmacological Therapies in Metabolic Dysfunction-Associated Steatohepatitis for Fibrosis Regression and MASH Resolution: Systematic Review and Network Meta-Analysis.” Hepatology, February 4. https://doi.org/10.1097/HEP.0000000000001254. 13

WEEK 24 Pegozafermin Demonstrated Statistical Significance on MASH Resolution at All Doses MASH Resolution Without Worsening of Fibrosis at Week 24 p=0.0005 p=0.0009 50% p<0.0001 40% 37% 30% 26% 23% 20% 35% 24% 21% 10% 2% 0% Placebo 15mg QW 30mg QW 44mg Q2W n=61 n=14 n=66 n=51 * Relative Risk 1.0 18.8 11.8 13.5 * Relative risk presented is calculated by dividing the drug response by placebo response. Relative risk calculated using statistical methods show similar results. Source: Full Analysis Set; multiple imputation analysis via Cochran-Mantel-Haenszel (CMH) test stratified by T2DM status (yes vs. no) and fibrosis stage (F2 vs. F3). 14

WEEK 24 Pegozafermin Demonstrated Statistical Significance on the Combined Endpoint of Fibrosis Improvement and MASH Resolution Both Fibrosis Improvement and ≥2-Point Improvement in NAS and MRI-PDFF MASH Resolution at Week 24 Response and ALT Response 30% 80% *** 60% *** 60% *** 20% 52% 20% *** 14% 40% 10% 20% 9% 0% 0% 0% Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=61 n=66 n=51 n=61 n=66 n=51 Source: Full Analysis Set; multiple imputation analysis via Cochran-Mantel-Haenszel (CMH) test stratified by T2DM status (yes vs. no) and fibrosis stage (F2 vs. F3). MRI-PDFF responder defined as ≥30% reduction in liver fat content; ALT responder defined as ≥17U/L reduction. 15 ***p<0.001 versus placebo. Patients Patients

WEEK 24 Pegozafermin Demonstrated Robust Liver Fat Reduction with High Responder Rates by MRI-PDFF 1 Mean Relative Reduction in Liver Fat vs Baseline Patients Achieving ≥30% and ≥50% Reduction in 2 at Week 24 Hepatic Fat Fraction Versus Baseline Placebo 30mg QW 44mg Q2W N=48 N=49 N=35 100% 0% -10% 80% ≥30% *** 85% *** -20% 77% reduction -15% 60% -30% -40% 40% *** ≥50% *** 67% 66% -50% reduction *** 31% 20% -50% *** -60% -55% 13% -70% 0% Placebo 30mg QW 44mg Q2W N=48 N=44 N=33 1 2 Analysis via mixed model repeated measure (MMRM). Analysis via Cochran-Mantel-Haenszel (CMH) test stratified by T2DM status (yes vs. no) and fibrosis stage (F2 vs. F3). MRI-PDFF Analysis Set in patients with >10% liver fat at baseline. 16 ***p<0.001 versus placebo Change from baseline Patients

WEEK 24 Pegozafermin Demonstrated Significant Improvements in Markers of Liver Injury/Inflammation (ALT and AST) Mean Relative Reduction in ALT vs Mean Relative Reduction in AST vs Baseline at Week 24 Baseline at Week 24 Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=61 n=66 n=51 n=61 n=66 n=51 0% 0% -10% -5% -10% -5% -20% -20% -30% -30% *** -32% *** -34% -40% -40% *** -39% *** -42% -50% -50% ALT *** *** 24% 59% 65% 1 normalization 1 ALT normalization defined as patients with ALT ≥30 U/L at baseline (n=133) with end-of-study ALT <30 U/L. Source: Full Analysis Set: Analysis via mixed model with repeated measure (MMRM). Data presented as LS Means. 17 ***p<0.001 versus placebo.

WEEK 24 Pegozafermin Demonstrated Significant Reductions in Non-Invasive Markers (NITs) of Liver Inflammation and Fibrosis cT1 - Absolute Change from VCTE - Absolute Change from FAST - Percent Change from Baseline at Week 24 (ms) Baseline at Week 24 (kPa) Baseline at Week 24 0 0% 0.8 0.5 -6 -6% -20 -20% -0.5 -40 -40% -1.5 -60 -60% *** *** -2.5 -70 -56% *** -80 ** -57% -2.4 *** -3.1 *** -92 -100 -3.5 -80% Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=57 n=61 n=49 n=61 n=66 n=51 n=61 n=66 n=51 Placebo-adjusted -86 -64 Placebo-adjusted -3.9 -3.2 Placebo-adjusted -50% -51% Source: Full Analysis Set for FibroScan and PRO-C3 assessments and MRI-PDFF analysis set for cT1, Analysis via MMRM for cT1 and PRO-C3, ANCOVA for VCTE. A patient is designated a cT1 responder with ≥80 msec reduction as compared to baseline. cT1 analysis was performed at sites where available. 18 *p<0.05, **p<0.01, ***p<0.001 versus placebo.

WEEK 24 Pegozafermin Demonstrated Significant Improvements on Non- Invasive Markers (NITs) for Fibrosis ELF - Absolute Change from FIB-4 - Absolute Change from PRO-C3 - Percent Change from Baseline at Week 24 Baseline at Week 24 Baseline at Week 24 0.3 0.2 6% 0.2 0.1 5% 0.1 0.0 -5% -0.1 -0.2 -15% -0.3 *** *** *** -0.3 -0.3 *** -17% -18% *** -0.3 *** -0.4 -0.4 -0.5 -25% Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=61 n=66 n=51 n=61 n=66 n=51 n=61 n=66 n=51 Placebo-adjusted -0.5 -0.5 Placebo-adjusted -0.4 -0.4 Placebo-adjusted -25% -24% Source: Full Analysis Set. NITs reported as LS means with changes from baseline (absolute or %) 19 ***p<0.001 versus placebo.

WEEK 24 Long-term Treatment with Pegozafermin Results in Sustained WEEK 48 Improvements over a Wide Range of Liver NITs Placebo Placebo 30mg QW 30mg QW 44mg Q2W 44mg Q2W Week 24 Week 48 Week 24 Week 48 Week 24 Week 48 (n=42) (n=35) (n=66) (n=50) (n=51) (n=45) MRI-PDFF -6% -11% -56% -60% -60% -47% ALT 0% -11% -42% -42% -32% -35% AST -2% -4% -39% -39% -34% -36% Pro-C3 +6% +2% -18% -15% -17% -14% FAST -3% -1% -56% -59% -57% -51% VCTE (kPa) -0.1 -0.8 -2.8 -2.9 -1.5 -1.3 ELF score +0.2 +0.1 -0.3 -0.3 -0.3 -0.4 Full Analysis Set; preliminary data LS mean change from baseline except for MRI and VCTE which are medians. VCTE n=139 at week 24; n=121 at week 48 MRI-PDFF in patients with >10% liver fat at baseline (n=108 at week 24; n=92 at week 48) 20

GLP1 Pegozafermin Offered Additive Benefits to GLP-1 Therapy in Patients with MASH through Week 48 KEY RESULTS BACKGROUND • 37 patients in ENLIVEN were on GLP-1 therapy Pegozafermin on top of GLP-1 therapy showed the at baseline – 25 received pegozafermin, 12 following versus GLP-1 plus placebo at week 24 and received placebo week 48: • Patients on GLP-1 were on stable doses for a • Improved Fibrosis minimum of six months with most patients on • Reduced Liver Fat semaglutide or dulaglutide; most of these patients were also on additional diabetes • Improved Liver Health medications • Acceptable Tolerability Profile • Patients had comparable baseline characteristics across groups and relative to full study population 21

WEEK 24 Greater Benefits on Fibrosis Markers Were Observed with Pegozafermin GLP1 vs. Placebo in Patients on Background GLP-1 Therapy at Week 24 ALT (%) VCTE (kPa) ELF Score Pro-C3 (%) 0.5 40% 0% 0.0 +0.3 +26% 0.3 -0.5 -0.4 -11% 20% -1.0 0.1 -25% -1.5 -0.1 0% -2.0 -0.3 -38% -2.1 -0.4 -50% -0.5 -20% -2.5 -15% Placebo + PGZ + Placebo + PGZ + Placebo + PGZ + Placebo + PGZ + GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 (N=12) (N=25) (N=11) (N=23) (N=12) (N=25) (N=12) (N=25) Source: Full Analysis Set. ELF, ALT and Pro-C3 reported as LS mean change from baseline; VCTE reported as median change (absolute) from baseline. 22 Post-hoc analysis

WEEK 24 Greater Benefits on Metabolic Markers Were Observed with Pegozafermin GLP1 vs. Placebo in Patients on Background GLP-1 Therapy at Week 24 HbA1c Triglycerides (%) MRI-PDFF (%) Adiponectin (%) 0% 0 0% 40% 0% 33% -0.1 -20% -10% 30% -0.1 -0.2 -28% 20% -40% -20% -0.3 10% -60% -30% -54% 4% -0.4 -29% -0.4 0% -80% -0.5 -40% Placebo + PGZ + Placebo + PGZ + Placebo + PGZ + Placebo + PGZ + GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 (N=12) (N=25) (N=11) (N=22) (N=11) (N=23) (N=11) (N=23) Source: Full Analysis Set. Adiponectin reported as LS mean change from baseline; HbA1c reported as median change (absolute) from baseline; 23 MRI-PDFF and TG reported as median percent change from baseline. Post-hoc analysis

F4 Pegozafermin Offers a Promising Profile in Patients with Compensated MASH Cirrhosis (F4) KEY RESULTS BACKGROUND • ENLIVEN enrolled 14 MASH stage F4 patients of • 45% of pegozafermin-treated patients had fibrosis which 12 patients* had follow-up biopsies at improvement ≥1 stage without worsening of MASH week 24 • Improvements in NITs of fibrosis, liver injury, and • Patients had baseline characteristics generally liver fat were observed through week 48 reflective of a well-compensated cirrhotic • Safety and tolerability profile in F4 was similar to population the F2/F3 population *N=1 on placebo and N=11 PGZ (all doses) 24

WEEK 24 Pegozafermin Achieved Fibrosis Improvement Without Worsening F4 of MASH in 45% of Patients with F4 Fibrosis at Baseline Fibrosis Improvement ≥1 Stage Without Worsening of MASH 50% 45% • Pegozafermin treatment led to fibrosis improvement ≥1 40% stage in 9/11 treated patients (82%) 30% • Pegozafermin treatment led to fibrosis improvement with 20% no worsening of ballooning and inflammation in 7/11 treated patients 10% 0% 0% Placebo PGZ Pooled n=1 n=11 12/14 cirrhotic patients enrolled in ENLIVEN had follow-up biopsies at week 24 (11 treated patients and 1 placebo patient). 25

WEEK 24 NIT Results over 48 Weeks in F4 Patients From ENLIVEN WEEK 48 Demonstrated Consistent Benefit F4 PGZ-Treated Patients (n=12) Parameter 24 weeks 48 weeks Liver Fibrosis and Inflammation ELF (units) -0.3 -0.5 FAST -46% -42% VCTE (kPa) -2.7 -1.1 Pro-C3 -5% -20% FIB-4 -11% -16% Liver Injury ALT (%) -53% -58% AST (%) -31% -38% High correlation between NIT responders and fibrosis improvement Data presented as LS means for ALT, AST, FAST, Pro-C3, FIB-4 and ELF and as medians for the other parameters; AASLD 2023 26

WEEK 48 Pegozafermin Was Well Tolerated Across All Patients In ENLIVEN Most TEAEs were Grade 1 and Grade 2 Drug-related TEAEs in ≥10% of patients Through 48 Weeks Placebo 15mg QW 30mg QW 44mg Q2W Preferred Term (n=50) (n=21) (n=72) (n=57) Diarrhea 3% 24% 17% 9% Nausea 1% 14% 21% 18% Injection site erythema 4% 14% 14% 5% Injection site rash 2% 0 10% 4% Increased appetite 2% 10% 13% 5% • At week 48, no statistically significant or clinically meaningful changes were observed in blood pressure, bone biomarkers or DXA with PGZ 30 mg QW or 44 mg Q2W relative to placebo. Placebo 15mg QW 30mg QW 44mg Q2W a b c Drug-related AEs leading to discontinuation 0 5% 6% 4% c Drug-related Serious Adverse Event (SAE) 0 0 0 2% a b c Related discontinuations: Diarrhea [15 mg QW] ; Diarrhea [30 mg QW]; Nausea [30 mg QW]; Diarrhea [30 mg QW]; ISR erythema [30 mg QW]; Pancreatitis [44 mg Q2W]; Nausea [44 mg Q2W]. Detailed safety and tolerability presented in Loomba et al, NEJM 2023 Source: Safety Analysis Set. AE table cutoff ≥10% of patients for placebo, 30mg QW and 44mg Q2W doses. Bone biomarkers were CTX and P1NP. 27

No Clinically Meaningful Bone Effect in the Pegozafermin Program
Based on Bone Biomarker, Bone Mineral Density, and Fracture Risk to Date

- No clinically meaningful or statistically significant bone biomarker[1] or DXA changes vs. placebo through 48 weeks of treatment with 30mg QW or 44mg Q2W dose in Phase 2b ENLIVEN trial
- Across the pegozafermin clinical program, bone fracture AEs were reported in 0.7% pegozafermin-treated patients (N=556) compared to 2% of patients on placebo (N=101)
  - No fragility fractures reported
- FRAX analysis showed 10-year fracture risk significantly below the 3.0% treatment threshold[2]
  - 0.3%-0.7% for pegozafermin vs. 0.3% for placebo
- Benefit-risk favorable in advanced fibrosis and cirrhosis patients

1. Bone biomarkers include P1NP, CTX, Ostoecalcin
2. Calculated using FRAX tool based on mean change in femoral neck BMD and average ENLIVEN patient characteristics . https://frax.shef.ac.uk/frax/

89bio

28

ENLIGHTEN-Fibrosis: Phase 3 trial in MASH with Advanced Fibrosis (F2-F3)


OUTCOMES
HISTOLOGY PORTION
SCREENING
1:1:1 RANDOMIZATION
Placebo
Pegozafermin 30mg QW
Pegozafermin 44mg Q2W
B
Liver Biopsy
Co-Primary Endpoints at Week 52
Up to Month 36

ENlighten fibrosis

in Non-cirrhotic MASH patients

HISTOLOGY FOR ACCELERATED APPROVAL[1]

- **Co-primary Endpoints**:
  - One-point improvement in fibrosis with no worsening of MASH
  - MASH resolution with no worsening of fibrosis
- **Duration:** 52 weeks
- **Patients:** Subset of the ~1,000 patients

OUTCOMES FOR FULL APPROVAL

- **Primary Endpoint:** Patients are expected to continue to be treated beyond the 52-week assessment through outcomes to support full approval in F2-F3 patients
  - Progression to cirrhosis expected to comprise most outcome events
- **Patients**: ~1,000 patients

1. Data from the histology cohort is intended to support accelerated approval in the US and conditional approval in Europe, based on previously obtained alignment with the FDA and EMA

89bio

29

ENLIGHTEN-Fibrosis: Potential for success on both histology and clinical outcomes for F2/F3 MASH

HISTOLOGY

- FGF21 analogs have demonstrated robust fibrosis regression at both week 24 and over longer time frames
- Pegozafermin demonstrated fibrosis improvement at week 24 and maintenance of NITs at week 48
  - Biopsy at month 12 in a Phase 3 trial may show even more robust effect
- Robust statistical design to determine a clinically meaningful delta

OUTCOMES

- Build on strong fibrosis regression and NIT data demonstrated from ENLIVEN
- Encouraging clinical outcomes data from Intercept's REGENERATE Phase 3 trial
  - Despite modest, ~10% fibrosis delta, Ocaliva® had a trend (p=0.04) to clinical outcome benefit*
- ~20% fibrosis delta for PGZ at week 24, bodes well especially given the potential for improved response with longer treatment
- Phase 3 is well-powered for outcomes; REGENERATE validated that progression to cirrhosis is the primary outcomes event

89bio

* These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, readthroughs to our ongoing trial cannot be assured based on comparison to different trials.

30

ENLIGHTEN-Cirrhosis: Phase 3 Trial in Compensated Cirrhosis (F4) OUTCOMES HISTOLOGY PORTION Placebo Pegozafermin 30mg QW B B Primary Endpoint B Liver Biopsy at 24 Months 1 HISTOLOGY FOR ACCELERATED APPROVAL OUTCOMES FOR FULL APPROVAL • Primary Endpoint: Clinical outcomes composite to support full • Primary Endpoint: Regression of fibrosis from F4 to an earlier approval in the U.S. and in Europe, across F2-F4 patients stage of fibrosis – Modifications to some outcome definitions to allow trial to in • Duration: 24 months reach final number of events quicker, and therefore Compensated • Patients: Subset of the 760 patients potentially accelerate timeline to readout Cirrhotic (F4) MASH patients • Patients: Approximately 760 patients* 1. Data from histology cohort is intended to support accelerated approval in the US and conditional approval in Europe in their respective indications, based on previously obtained alignment with the FDA and EMA 31 * potential for re-estimation of sample size SCREENING 1:1 RANDOMIZATION

ENLIGHTEN-Cirrhosis: Potential for Success on Histology and Outcomes HISTOLOGY OUTCOMES • Build on strong fibrosis regression and • FGF21 analogs have demonstrated clear NIT data from ENLIVEN benefit on fibrosis regression in F4 patients • Enroll/select additional patients with the right profile to increase event rates • Relative Risk suggests that pegozafermin 30mg dose is more efficacious than • Modified outcome definitions to efruxifermin 50mg, giving confidence of at increase event rate least a similar effect • Rigorous endpoint assessment • The trial design optimizes for increased • Robust statistical design to determine likelihood of success a clinically meaningful delta – 24-month endpoint is right duration – Enroll/select patients with early F4 disease more likely to show fibrosis regression – Robust statistical design to determine a clinically meaningful delta 32

Potential to Address Substantial Needs in MASH with Advanced Fibrosis and Cirrhosis Large patient population with significant health risks • ~15M patients in the US are expected to have MASH (F2-F4) by 2035; similar number in EU 1 – F2-F3 and F4 prevalence may reach ~10.7M and ~3.6M respectively, net of impacts from GLP-1-based therapies – While the wide adoption of GLP-1 based therapies may reduce MASH prevalence, the eligible pool of diagnosed patients will increase due to new MASH-specific therapies (CAGR of 12% in F2-3 and 14% in F4) Significant market opportunity for pegozafermin • Pegozafermin uniquely positioned to meet the needs of advanced fibrosis and compensated cirrhosis – Potent anti-fibrotic drugs such as pegozafermin are expected to be the preferred option to treat advanced MASH versus metabolic therapies that reduce fat and indirectly improve liver health over time – FGF21 class has shown the most promising data in F4 patients and likely to dominate this market – Pegozafermin clinical data showing additive benefits to GLP-1 based therapies supports combination use – Tolerability/safety and dosing convenience expected to be key differentiators for PGZ in the commercial marketplace • Large market is likely to support therapies with different mechanisms of action (MOA) and multiple therapies within a specific mechanism (similar to T2DM or LDL therapeutic area) – no MOA is currently a “cure” for MASH 1. Source: Estimates and projections are derived from Estes, et al. Hepatology 2018. and adjusted from the for potential GLP-1 impacts based on company analysis and market research. 33

Pegozafermin Positioned to Address Advanced MASH


FIBROSIS STAGING
F1
F2
F3
F4 (Compensated)
Risk Staging based on:
• Fibrosis Progression
• Liver Events
• CV Events
LOW
MEDIUM
HIGH
VERY HIGH
Primary Treatment Objectives
Improve Glycemic Control / Improve Dyslipidemia / Reduce Weight
Resolve Steatohepatitis
Prevent Fibrosis Progression
Prevent Progression to Cirrhosis
Prevent Decompensation
Primary Therapeutic Interventions (based on Primary Objectives)
Metabolic Drugs / Obesity Drugs
Metabolic + Anti-Fibrotic Drugs
Potent Anti-Fibrotic + Metabolic
Potent Anti-Fibrotic Therapies
PEGOZAFERMIN : PRIMARY TARGET
(monotherapy or in combination)

34

Advanced MASH (F2/F3) Represents a Significant Market F2/F3 F2/F3 Prevalence: With and Without Incretin Effect Eligible Pool of Diagnosed Patients 3 20 ~1.8M PATIENTS 17% OF PATIENTS ~13.5M 15 PATIENTS 2 5% CAGR 12% CAGR ~530K 10 PATIENTS 7% OF PATIENTS 3% CAGR 1 ~10.7M PATIENTS 5 2024 2035 2024 2035 1 Prevalence without incretin effect Estimated diagnosed and range Estimated prevalence and range with incretin effect 1. Estes, et al. Hepatology 2018. Note: All estimates and projections are based on company estimates and market research. 35 In Millions of patients In Millions of patients

Market Opportunity in Compensated F4 Patients Expected to Grow F4 F4 Eligible Pool of Diagnosed Patients Prevalence: With and Without Incretin Effect 6 ~820K PATIENTS DIAGNOSED 23% ~4.2M 1.0 DIAGNOSED PATIENTS 4 0.8 7% CAGR 14% CAGR ~190K PATIENTS DIAGNOSED 0.5 5% CAGR 9% ~3.6M DIAGNOSED 2 PATIENTS 0.3 2024 2035 2024 2035 1 Prevalence without incretin effect Estimated prevalence with incretin effect and range Estimated diagnosed and range 1. Estes, et al. Hepatology 2018. 36 Note: All estimates and projections are based on company estimates and market research. In Millions of patients In Millions of patients

Pegozafermin – Potential Usage in Multiple Settings with GLP-1

Based on Treatment History, Fibrosis Stage and Comorbidities

Future Treatment Decision-making in MASH Patients

ILLUSTRATIVE



PRIOR GLP-1 EXPOSURE?
Yes, ongoing
Degree of fibrosis?
Limited
Advanced
Continue GLP-1
Add MASH Tx to GLP-1
Yes, discontinued
Why did patient discontinue?
No sustained benefit/poor tolerability
Other (e.g. cost, poor compliance)
Start MASH Specific Tx
Case-by-case
No
Does patient have T2D / obesity?
Yes
No
Degree of fibrosis?
Limited
Advanced
Tolerability concerns?
Yes
No
Start GLP-1[1]
Start MASH Specific Tx
Start GLP-1 + MASH Combo
Start MASH Specific Tx
PEGOZAFERMIN TARGET

[1]To re-evaluate fibrosis progression after 6 – 12 months to assess need for MASH-specific Tx. HCP: Healthcare Provider; T2D: Type 2 Diabetes; Tx: Treatment.
Source: Physician Interviews; ClearView Analysis.

89bio

Pegozafermin Expected to Garner Significant Market Share In F3 Patients

F3

EXPECTED PRESCRIBING AMONGST HEP/GI PHYSICIANS

(% treated MASH patients)



THR-β
28%
GLP-1 (mono)
25%
17%
Other FGF21
1% Other**
29%

Total PGZ

(**15%** mono + **14%** combo with GLP-1)

FGF21s garner ~45% market share, with ~2/3rd gained by PGZ

- PGZ benefit/risk profile (driven by favorable tolerability/safety) and fewer injections make it the preferred FGF21
- ~50% of usage in combination with GLP-1

Total GLP-1 usage (combo + mono): ~65%

**Includes no pharmacologic treatment, clinical trials and existing non-approved agents like vitamin E or pioglitazone

^F4 shares only tested change if pegozafermin had FDA approval in F4 patients and assumes uptake in "other FGF21" due to benefit of being in the same class; research did not show profiles or assume approvals for other agents. Source: Primary research with 35 Hep/GIs , September 2023.

89bio

38

Pegozafermin Expected to Garner Significant Market Share In Compensated F4 Patients

Compensated F4^

EXPECTED PRESCRIBING AMONGST HEP/GI PHYSICIANS

(% treated MASH patients)



THR-β
10%
GLP-1 (mono)
16%
Other FGF21
26%
Other**
12%
36%

Total PGZ
(**24%** mono + **12%** combo with GLP-1)

FGF21s garner ~60% market share, with ~60% gained by PGZ

- PGZ benefit/risk profile (driven by favorable tolerability/safety) and fewer injections make it the preferred FGF21
- 1/3rd of usage in combination with GLP-1

Total GLP-1 usage (combo + mono): ~45%

**Includes no pharmacologic treatment, clinical trials and existing non-approved agents like vitamin E or pioglitazone
^F4 shares only tested change if pegozafermin had FDA approval in F4 patients and assumes uptake in "other FGF21" due to benefit of being in the same class; research did not show profiles or assume approvals for other agents. Source: Primary research with 35 Hep/GIs , September 2023.

89bio 39

Tolerability/Safety and Dosing Convenience Expected to be Key Differentiators for Pegozafermin in the Commercial Marketplace

- Key drivers of patient compliance and persistency include drug tolerability/safety and convenience, especially in asymptomatic disease indications
  - GI Adverse events are amongst key reasons for poor compliance with incretin-based therapies[1]
- Physicians place great importance on favorable tolerability/safety profile in determining drug preference[2]
  - Pegozafermin market share within the FGF21 class doubled going from similar tolerability/safety profile to better tolerability/safety profile versus efruxifermin
  - Physicians see pegozafermin having the most favorable tolerability/safety profile within FGF21 class
- Quantitative research with over 150 MASH prescribers confirmed that better tolerability/safety resulted in greater market share for pegozafermin in F2-F4 patients assuming similar efficacy[3]
- Dosing convenience offers meaningful benefit to patients and physicians[4]
  - >60% of patients prefer every-two-week dosing over weekly dosing
  - Physicians like the option of different dosing regimens (QW and Q2W) to optimize therapy based on patient background and preference

1. Gleason PP, et al. J Manag Care Spec Pharm. 2024 Aug;30(8):860–7. doi: 10.18553/jmcp.2024.23332; Sikirica MV, et al. Diabetes Metab Syndr Obes. 2017;10:403–12. doi: 10.2147/DMSO.S141235; Zimner Rapuch S, et al. Diabetes Ther. 2021 May;12(5):1553–67. doi: 10.1007/s13300-021-01055-5.
2. 89bio market research with GI/Heps (2023); comparison based on data from competitor Phase 2b data publication
3. Clearview and Trinity Research
4. Primary market research with 150 people with type 2 diabetes, 2019.

89bio
40

Every Two-Week Dosing Provides Opportunity for Physicians to Optimize Therapy to Patient Preference Preference of Every-Two-Week Injections Over Weekly Injections 63% 36.7% Prefer or strongly prefer 18.7% 26.7% 10.0% 8.0% None Minimal Moderate Preferred Strong Source: Primary market research with 150 people with type 2 diabetes, 2019. 41

Opportunity in Severe Hypertriglyceridemia (SHTG)

Pegozafermin Could Offer an Important New Treatment Option for SHTG Topline results expected in 1Q 2026 Large growing patient population with significant health risks; overlap with MASH patient population • Increasing TG levels increase risk of acute pancreatitis, cardiovascular disease and all-cause mortality • Emerging evidence of the cardiovascular (CV) benefit associated with TG reduction in patients with CV risk factors Significant market opportunity for agent with broad metabolic benefits • Pegozafermin has a unique selling proposition that is meaningful to prescribers – more effective triglyceride reduction with improvements in liver fat and other metabolic measures • Analyst consensus peak year sales estimated to be ~$1 billion (US only for SHTG) Clinical program substantially de-risked • Phase 3 ENTRUST trial completed enrollment with a total of 369 patients; topline data expected in 1Q 2026 • The primary endpoint of percentage change from baseline in fasting TG at Week 26 compared to placebo will be analyzed after study unblinding at Week 52 • Phase 2 ENTRIGUE trial has shown positive data on the percentage change from baseline in fasting TG SHTG program is synergistic with the MASH program • Development: Leverages safety database across the two programs to minimize spend across total program • Commercial: Leverage sales force and infrastructure costs 43

ENtrigue – Phase 2 SHTG Trial Design



8 Weeks
SCREENING
RANDOMIZATION
PLACEBO (n=18)
9mg QW Pegozafermin (n=16)
18mg QW Pegozafermin (n=17)
27mg QW Pegozafermin (n=18)
36mg Q2W Pegozafermin (n=16)
SAFETY FOLLOW-UP

KEY INCLUSION CRITERIA

- TG ≥500mg/dL and ≤2,000mg/dL
- Background therapy: statins and/or prescription fish oil and/or fibrates OR none

PRIMARY ENDPOINT

- Primary endpoint: % Change in TGs from baseline

KEY SECONDARY ENDPOINTS

- Lipids: non-HDL-C, HDL-C, Apo-B
- Liver fat (MRI-PDFF)
- Glycemic control

Magnetic Resonance Imaging – Proton Density Fat Fraction
QW, once-weekly; Q2W, once every two weeks.
Safety analysis set, n=85 (patients who received at least 1 dose)
Full analysis set, n=82 (patients with at least 1 post-baseline TG assessment)
MRI analysis set n=23 (patients with baseline and end of treatment MRIs)

89bio
44

Pegozafermin Significantly Reduced Triglycerides Across All Dose Groups Median % Change in Triglycerides from Baseline at Week 8 QW Q2W Placebo 9mg 18mg 27mg 36mg -10% -12% Q1; Q3: [-23.22; 7.88] -30% * -36% Q1; Q3: [-62.39; -10.92] -50% *** *** -56% -57% Q1; Q3: [-67.60; -39.85] Q1; Q3: [-64.73; -40.37] *** -63% -70% Q1; Q3: [-75.76; -40.03] QW: Every week; Q2W: Every 2 weeks p value vs placebo for change from baseline based on Wilcoxon Rank-Sum Test Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 vs. placebo 45

Pegozafermin Showed Significant Decrease in Triglycerides on Top of Background Therapy Median % Change in Triglycerides from Baseline at Week 8 Not On Background Therapy On Background Therapy QW Q2W QW Q2W Placebo 9mg 18mg 27mg 36mg Placebo 9mg 18mg 27mg 36mg n=6 n=8 n=8 n=6 n=8 n=11 n=8 n=9 n=10 n=8 5% 10% 10% -10% -10% -18% -30% -30% -21% -50% -50% -45% -50% -56% -59% -59% -70% -70% -62% -68% Results are consistent with data from patients on background therapy of statins or statin combos, prescription fish oils, and fibrates Background therapy defined as concomitant lipid-modifying therapy 46 Full Analysis Set

Pegozafermin Showed Significant Decrease in Triglycerides at Different Threshold Levels TG Normalization TG Reduction ≥50% from baseline Responders (<500 mg/dL) (<150mg/dL, <200mg/dL) *** 60% 100% 80% 75% *** 80% 44% 80% 60% 40% * 60% 31% 40% 40% 29% 20% 20% 20% 6% <150 <200 0% mg/dL mg/dL 0% 0% 0% Placebo PGZ Placebo PGZ PGZ Placebo PGZ Pooled 27mg QW 27mg QW 27mg QW Analysis via unstratified Chi-square Test comparing the individual PGZ groups vs placebo. * p<0.05; ** p<0.01; *** p<0.001 vs. placebo TG Responders defined as patients who achieve TG <500 mg/dL Full Analysis Set 47

Pegozafermin Demonstrated Clinically Meaningful Improvements in Key Marker of CV Risk for SHTG Mean % Change from Baseline at Week 8 Mean % Change from Baseline at Week 8 Non-HDL-C Apo-B Q2W QW Q2W QW Placebo 9mg 18mg 27mg 36mg Placebo 9mg 18mg 27mg 36mg Baseline (mg/dL): 218 216 203 202 215 Baseline (mg/dL): 114 120 115 118 106 -1% -1% -3% -9% -11% -15% -15% -14%* -14% -18%** ** -22% *** -29% -35% -35% Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 vs. placebo based on MMRM analysis 48

Pegozafermin Demonstrated Significant Improvement on Key Co-morbidities for SHTG Patients Mean Relative Reduction in Liver Fat vs Absolute Change in HbA1c at Week 8 Baseline at Week 8 Patients with Baseline HbA1c ≥6.5% Placebo PGZ pooled Placebo 27mg QW n=6 n=17 n=6 n=9 0% 0 -5% -0.1 -20% -0.2 -0.2 -0.3 -40% * -0.4 -43% -0.4 -60% p=0.012 -0.5 HIGH RESPONDER RATES ≥30% Reduction in liver fat: 88% vs 0% in placebo HbA1c: Mean Baseline 27 mg QW: 7.48%; Week 8: 7.08% Post-hoc analysis of patients with follow-up MRI-PDFF ≤21 days from date of last dose in 27mg QW cohort demonstrated a 63% mean relative reduction from baseline *p <0.05 vs. placebo 49 MRI Analysis Set; p value vs placebo based on ANCOVA analysis

Pegozafermin Demonstrated Favorable Safety/Tolerability Profile in Phase 2 Trial • Pooled pegozafermin treatment related Adverse Events (AEs) observed in ≥7.5% of patients were: – Nausea (10%), diarrhea (9%) and injection site reaction (9%) vs placebo (0%) – All Gastrointestinal (GI) AEs were Grade 1 or 2 • No Grade 3 or higher AEs • No treatment-related SAEs; 2 treatment-related discontinuations at 27mg QW (both Grade 2) • No tremor or hypersensitivity AEs reported • No adverse effects on blood pressure or heart rate 50

Phase 3 ENTRUST Trial Design



52 WEEKS
SCREENING
RANDOMIZATION
Placebo QW (n=90)
Pegozafermin 20mg QW (n=135)
Pegozafermin 30mg QW (n=135)
SAFETY FOLLOW-UP
Week 26
Primary analysis
Week 52
Study unblinding
EOT (End of treatment)

KEY INCLUSION CRITERIA

- TG ≥500mg/dL and ≤2,000mg/dL
- Stable background lipid modifying therapy*

PRIMARY ENDPOINT

- Percent change from baseline in fasting TGs at Week 26 vs. placebo, to be analyzed after study unblinding at Week 52

KEY SECONDARY ENDPOINTS

- Liver fat by MRI-PDFF, Various lipids, HbA1c at Week 26 vs. placebo, TGs at Week 52 vs. placebo

89bio *Not all patients may be on background lipid modifying therapy

51

SHTG Represents a Large Population with High Unmet Need


US PREVALENCE
UP TO 4 MILLION
DIAGNOSED
~2.8 MILLION
DRUG TREATED
~1.7 MILLION
UN-TREATED
~1.1 MILLION
CONTROLLED
~900K
POORLY MANAGED
~800K

PEGOZAFERMIN TARGET POPULATION

Co-morbidity	Prevalence in SHTG population
Fatty Liver Disease (NAFLD)	Up to **100%**
Type 2 diabetes/Prediabetes	Up to **70%**
Dyslipidemia	Up to **65%**

Pegozafermin profile is unique and compelling to physicians because of potential for metabolic benefits

89bio
52

Pegozafermin Delivers on Key Attributes for Successful SHTG Therapy

MINOR INFLUENCE — MODEST INFLUENCE — MAJOR INFLUENCE

Hierarchy of Attributes for SHTG Therapy

RoA/Dosing
- RoA and dosing were seen as the least influential

Clinical Outcomes
- Physicians noted that clinical outcomes are not required to drive utilization in SHTG

Safety/Tolerability
- Lesser impact on treatment decisions compared to efficacy

Metabolic Endpoints
- Viewed as additive benefits
- Liver fat, HbA1c, and weight loss most important

TG Endpoints
- Most influential endpoint to drive use
- Significant efficacy over SoC will drive utilization

PEGOZAFERMIN ATTRIBUTES

Safety/Tolerability:
- Generally well-tolerated

Metabolic Endpoints:
- 43% mean relative reduction in liver fat[1]
- 0.4% absolute reduction in HbA1c[2]

Physician Enthusiasm for Metabolic Endpoints


LOW
HIGH
LOW
HIGH

Liver fat reduction — Decrease in HbA1c

TG Endpoints:
- 63% reduction in TG from baseline[2]
- 80% of patients achieved TG<500mg/dL[1]

[1]Pooled pegozafermin data at week 8
[2]27mg pegozafermin data at week 8
RoA: Route of Administration.
Source: Physician Interviews; ClearView Analysis, 2022.

89bio

53

Pegozafermin has Similar TG Effects and Added Metabolic Benefits with No Increase in LDL-C when Compared to APO-C3 Inhibitor

	Pegozafermin ENTRIGUE[1]	Plozasiran (ARO-APO-C3) SHASTA-2[2]
Endpoint	**27mg QW placebo-adjusted**	**25mg Q12W placebo-adjusted**
TG	-53%	-53%
% Patients with TG<500	46%	39%
Liver fat by MRI-PDFF	-32%	+1%
HDL-C	+35%	+52%
Non-HDL-C	-29%	-27%
LDL-C	+1%	+26%
Apo-B	-17%	-13%
HbA1c (absolute change)	-0.1%	0.0%

[1]89bio data based on Phase 2 ENTRIGUE.
[2]Gaudet, Daniel & Páll, Dénes et al. (2024). Plozasiran (ARO-APOC3) for Severe Hypertriglyceridemia: The SHASTA-2 Randomized Clinical Trial. JAMA cardiology. 9. 10.1001/jamacardio.2024.0959.
Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

89bio
54

Corporate Highlights

Pegozafermin (long-acting FGF21) targets three significant market opportunities

FGF21 is the leading mechanism of action in MASH with Advanced Fibrosis (F2-F3) and Compensated Cirrhosis (F4)

MASH with Advanced Fibrosis (F2-F3)
Phase 3 trial with **topline histology data expected in 1H 2027**

MASH with Compensated Cirrhosis (F4)
Phase 3 trial with **topline histology data expected in 2028**

Severe Hypertriglyceridemia (SHTG)
- Synergistic program to MASH
- Phase 3 fully enrolled with **topline data expected in 1Q 2026**

Potential Best-in-class profile with robust fibrosis benefit and favorable tolerability/safety

- **Reversal of fibrosis and cirrhosis** across F2-F4 MASH patients
  - **F2-F3: 3.5x vs. placebo (relative risk);** 20% fibrosis improvement over placebo
  - **F4: 45% fibrosis improvement** over placebo
- **Potential best-in-class safety and tolerability**
  - Potential best-in-class GI tolerability profile
  - No statistically significant or clinical meaningful changes in bone biomarkers and DXA

Well-positioned for commercial success

- Highly experienced team well-positioned for Phase 3 trials and commercialization
- Global manufacturing strategy provides resilience and flexibility
- Commercial liquid product presentation with potential to co-formulate with incretin therapies
- Strong balance sheet with $440 million in cash as of Dec. 31, 2024
  - Additional gross proceeds of $287.5 million from the Jan 2025 follow-on offering

89bio

55

Appendix

Experienced Management Team Positions 89bio for Success Ryan Martins Rohan Palekar Hank Mansbach, MD Francis Sarena Quoc Le-Nguyen Teresa Perney, PhD CTO CR&QO CEO CMO COO CFO 20+ years biopharma 20+ years biotech and CEO, CCO experience 20+ years biopharma C-suite biotech executive CFO experience and leadership in pharma experience in and R&D leadership in with 25 years of experience Strategy, Investor Commercial, strategy, technical operations, regulatory affairs, clinical development and as COO, CSO and in M&A Relations, finance, and R&D experience product supply, and product development medical affairs and corporate governance sell-side experience quality and quality assurance 57

Pegozafermin Exhibits Highly Potent FGF Receptor Agonism FGFR2 FGFR3 FGFR4 FGFR1 2000 3000 BIO89-100 BIO89-100 BIO89-100 BIO89-100 2600 5500 FGF21 FGF21 1800 FGF21 FGF21 2600 2200 4500 1600 2200 1400 1800 3500 1800 1200 1400 2500 1400 1000 1000 1500 800 1000 600 600 500 600 0.0001 0.1 100 0.0001 0.1 100 0.0001 0.1 100 0.0001 0.1 100 Concentration (nM) Concentration (nM) Concentration (nM) Concentration (nM) FGF21 Pegozafermin EC (nM) EC (nM) 50 50 RECEPTOR Mean ± S.D. Mean ± S.D. KLB nd nd Pegozafermin has the potential to reproduce KLB/FGFR1 4.5 ± 1.0 0.3 ± 0.07 the beneficial metabolic effects of native FGF21 KLB/FGFR2 4.5 ± 0.9 1.1 ± 0.4 KLB/FGFR3 1.8 ± 0.3 1.2 ± 0.4 KLB/FGFR4 nd nd nd – not determined; rhFGF19 EC at FGFR4 = 1.7 ± 0.4 50 * Receptor agonism measured in L6 cells expressing β-klotho and either FGF Receptor 1c, 2c, 3c, or 4 via pERK functional assay ** Figures represent data from a single experiment; Table represents mean data from multiple experiments 58 pERK pERK pERK pERK

ENLIVEN Baseline Characteristics Well Balanced Across Dose Groups Parameter Placebo 15mg QW 30mg QW 44mg Q2W Total Mean or % (n=71) (n=21) (n=73) (n=57) (n=222) Age (years) 56 55 55 55 56 Female 55% 43% 69% 65% 61% 2 BMI (kg/m ) 38 38 35 36 37 Type 2 Diabetes 69% 86% 62% 61% 66% Fibrosis Stage (% F3) 66% 43% 64% 53% 60% NAFLD Activity Score 5.0 4.8 5.3 5.2 5.1 Liver Fat Content (MRI-PDFF) 16.7% 15.8% 16.7% 15.8% 16.4% Liver Stiffness (VCTE, kPa) 14.1 11.2 12.5 13.2 13.0 PRO-C3 (ng/mL) 50 62 54 52 53 ALT (U/L) 50 61 60 56 56 AST (U/L) 41 48 47 42 44 HbA1c, overall population (%) 6.6 7.0 6.6 6.7 6.7 Triglycerides (mg/dL) 170 186 175 165 172 Baseline characteristics were consistent in full analysis set (n=192) and the safety set (n=222) Source: Randomized Analysis Set. ALT, alanine aminotransferase; AST, aspartate aminotransferase; NAFLD, nonalcoholic fatty liver disease; PRO-C3, N-terminal type III collagen propeptide; VCTE, Vibration-controlled transient elastography. 59

ENLIVEN Patient Disposition and Analysis Sets



DOSED
N=219
Safety Analysis Set
Ineligible per 3-panel read
Stage F1 (n=7)
Stage F4 (n=14)
Stage F2/F3 but NAS <4 (n=6)
F2/F3, NAS≥4
N=192
Placebo
n=61
15mg QW
n=14
30mg QW
n=66
44mg Q2W
n=51
Full Analysis Set (FAS)
Placebo
n=35
30mg QW
n=19
15mg QW
n=14
30mg QW
n=50
44mg Q2W
n=45
Extension Phase Full Analysis Set (eFAS)

89bio

Analysis Sets were prospectively defined
MRI-PDFF Analysis Set = all patients in FAS with baseline and at least one post-baseline MRI-PDFF assessment (n=181).

60

ENLIVEN Used Objective Biopsy Reading Methodology Designed to Reduce Histology Scoring Biases and Variability ALL BIOPSIES SCORED INDEPENDENTLY • Pathologists underwent AND SEPARATELY protocol-specific harmonization training Pathologist Pathologist Pathologist before and during trial #1 #2 #3 • Pathologists were blinded to patient, treatment and sequence Score recorded 3 of 3 agree on score (full agreement) 40-50% • >99% of final scores determined by a priori Score recorded 2 of 3 agree on score (mode) 40-50% established algorithm, versus resolving disagreements via inter- reader discussion Score recorded Median or consensus phone call < 5% 61

Learnings from the Obeticholic Acid MASH Phase 3 Program: Comparison of Single Central Reader vs. 3-Panel Consensus Improvement of Fibrosis by ≥ 1 Stage without Worsening Resolution of MASH with No Worsening of Liver Fibrosis MASH OBSERVATIONS: • Placebo response for MASH resolution is >2 fold higher with single reader vs 3-panel consensus • Placebo response similar to ENLIVEN trial for both fibrosis improvement and for MASH resolution IMPLICATIONS: • 3-panel consensus highlights treatment delta but dampens absolute response • 3-panel consensus methodology can reproduce low placebo response in phase 3 trial REGENERATE re-analysis topline, July 2022. 62

Sensitivity Analysis Treating Missing Histology Data as Non-Responder Confirms Robustness of Primary Efficacy Results Fibrosis Improvement and MASH Resolution Missing Data = Non-Responder n=192, Week 24 30mg QW 44mg Q2W Fibrosis improvement without worsening of MASH Effect Size (placebo-adjusted) 15% 16% p-value 0.019 0.015 MASH resolution without worsening of fibrosis Effect Size (placebo-adjusted) 17% 20% p-value 0.0019 0.0009 Source: Full Analysis Set 63

WEEK 24 Pegozafermin Demonstrated Meaningful Reductions in HbA1c (ENLIVEN) Change in HbA1c from Baseline at Week 24 Total Population Baseline HbA1c ≥6.5% Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=61 n=66 n=51 n=31 n=32 n=25 0.0 0.0 0.0 0.0 -0.1 -0.1 -0.2 -0.2 -0.3 -0.2 -0.4 -0.3 -0.4 * -0.5 -0.3 ** -0.5 -0.4 -0.6 Source: Full Analysis Set for either overall population or FAS with baseline HbA1c ≥6.5%. Analysis via MMRM. 64 *p<0.05, **p<0.01 versus placebo.

WEEK 24 Pegozafermin Demonstrated Meaningful Changes in Serum Lipids (ENLIVEN) Percent Change in Serum Lipids from Baseline at Week 24 Triglycerides Non-HDL Cholesterol HDL Cholesterol 0% 0% 0% 20% *** 14% -6% -10% 10% * -10% 6% -20% 0% -7% -7% -3% *** -27% -30% -10% -10% Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W Placebo 30mg QW 44mg Q2W n=61 n=66 n=51 n=61 n=66 n=51 n=61 n=66 n=51 Source: Full Analysis Set. Analysis via van Eltren Test for triglycerides (reported as median) and mixed model with repeated measure (MMRM). Patients with missing week 24 triglycerides are excluded from the non-parametric analysis. Non-HDL-cholesterol and HDL Cholesterol (reported as LS means) with changes from baseline (absolute or %) as dependent variables. 65 *p<0.05, ***p<0.001 versus placebo.

CROSSOVER Independent Patient Confirmation of Pegozafermin Treatment Effect Placebo Patients Showed Robust Benefits Upon Crossing Over to Pegozafermin Change from Baseline Main Study Extension Phase Parameter Placebo 30mg QW n=19 n=19 MRI-PDFF -21% -63% ALT -2% -32% AST -2% -31% PRO-C3 +8% -17% FAST -14% -53% VCTE (kPa) -0.7 -2.4 ELF score +0.1 -0.2 19 patients were re-randomized from placebo to 30mg QW at week 24 and continued through week 48 Mean change from baseline except for VCTE which is median 66 MRI-PDFF in patients with >10% liver fat at baseline (n=17); Full Analysis Set

WEEK 48 Sustained Benefits on Fibrosis Markers Were Observed with Pegozafermin GLP1 vs. Placebo in Patients on Background GLP-1 Therapy at Week 48 (ENLIVEN) ELF Score FAST (%) Pro-C3 (%) ALT (%) 0% 0 0% 0% 0 -5% -20% -0.2 -20% -15% -10% -9% -15% -40% -40% -0.4 * -43% -20% -44% -19% -0.5 -52% -60% -0.6 -25% -60% Placebo + PGZ + Placebo + PGZ + Placebo + PGZ + Placebo + PGZ + GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 GLP-1 n=10 n=26 n=10 n=26 n=10 n=26 n=10 n=26 Source: Extension Full Analysis Set. ELF, ALT, FAST and Pro-C3 reported as LS mean change from baseline. *p<0.05 versus placebo. Post-hoc analysis. 67

WEEK 48 Sustained Benefits on Metabolic Markers Were Observed with Pegozafermin GLP1 vs. Placebo in Patients on Background GLP-1 Therapy at Week 48 (ENLIVEN) MRI-PDFF (%) Triglycerides (%) LDL-C (%) Placebo + GLP-1 PGZ + GLP-1 Placebo + GLP-1 PGZ + GLP-1 Placebo + GLP-1 PGZ + GLP-1 n=8 n=17 n=8 n=18 n=8 n=18 0% 0% 0% -5% -20% -10% -12% -10% -34% -40% -20% -14% -22% -53% -20% -60% -30% 68 Source: Extension Full Analysis Set. TG, and LDL-C and MRI-PDFF reported as median percent change from baseline. Post-hoc analysis

Pegozafermin Showed Consistent and Significant Benefit in Achieving Fibrosis Improvement Across Prespecified Subgroups Pegozafermin 30mg QW Pegozafermin 44mg Q2W Proportion Achieving Fibrosis Improvement Proportion Achieving Fibrosis Improvement BL T2DM: Yes BL T2DM: Yes BL T2DM: No BL T2DM: No BL Fibrosis stage: F2 BL Fibrosis stage: F2 BL Fibrosis stage: F3 BL Fibrosis stage: F3 BL MRI-PDFF: <Median (16%) BL MRI-PDFF: <Median… BL MRI-PDFF: ≥Median (16%) BL MRI-PDFF: ≥Median… BL ALT: Normal BL ALT: Normal BL ALT: >ULN BL ALT: >ULN BL NAS score: <Median (5) BL NAS score: <Median (5) BL NAS score: ≥Median (5) BL NAS score: ≥Median (5) -10 0 10 20 30 40 50 -10 0 10 20 30 40 50 60 FAVORS PLACEBO FAVORS PEGOZAFERMIN FAVORS PLACEBO FAVORS PEGOZAFERMIN Est. proportion difference (95% CI) Est. proportion difference (95% CI) Source: Full Analysis Set ALT, alanine aminotransferase; BL, baseline; MRI-PDFF, magnetic resonance imaging proton density fat fraction; NAS, Nonalcoholic fatty liver disease Activity Score; MASH, nonalcoholic steatohepatitis; Q2W, every 2 weeks; QW, once weekly; T2DM, type 2 diabetes mellitus; ULN, upper limit of normal. 69

Comparative Tolerability Profile of FGF21 Analogs in MASH (Week 24 data) GlycoPEGylated Fusion Proteins Pegozafermin (PGZ) Efruxifermin (EFX) Efimosfermin 24 weeks 24 weeks 24 weeks 30mg QW 44mg Q2W 28mg QW 50mg QW 300mg Q4W n=72 n=57 n=40 n=43 N=43 Adverse Events (key terms) 1 Diarrhea 17% 9% 35% 33% 30% 1 Nausea 21% 18% 25% 33% 21% 2 Vomiting 14% 4% 15% 14% 16% 1. Drug-related Treatment-emergent Adverse Events, based on publicly available data 2. Treatment-emergent Adverse Events, based on publicly available data 70 Note: All data regarding third-party molecules on this slide are based on third-party studies and not our own. Conclusions on this slide are not based on head-to-head results

Pegozafermin Expected to be Best-in-Class in the FGF21 Category
Based on Clinical Data Showing Favorable Tolerability/Safety

	89bio Pegozafermin	akero Efruxifermin	BOSTON Pharmaceuticals Efimosfermin
CLINICAL DATA			
Phase 2 design (F2-F3)	**N=222**; 3 doses tested 60% F3 patients Stringent 3 panel biopsy read	**N= 128**; 2 doses tested 66% F3 patients Consensus 2 readers	**N=84**; 1 dose tested 44% F3 patients 2 readers
Efficacy	• Significant fibrosis improvement and MASH resolution at week 24 • Significant impacts on numerous non-invasive liver tests and metabolic parameters		
Fibrosis improvement relative risk (F2-F3)*	**3.5** (30mg,QW) **3.6** (44mg, Q2W)	**2.0** (28mg,QW) **2.0** (50mg, QW)	**2.1** (300mg,Q4W)
Additive to GLP-1	Yes	Yes	Not presented
Benefit demonstrated in F4 patients	Yes	Yes	No
Tolerability and safety	• Lower incidence of GI events • No significant changes in BMD or bone biomarkers • No significant change in BP	• Higher incidence of GI events • Significant changes in BMD and bone biomarkers • Significant changes in BP • Tremors in multiple studies	• Higher incidence of GI events • BMD and BP data not reported from MASH study • Significant changes in bone biomarkers in Phase 1 obesity study

* Fibrosis improvement relative risk in F2-F3 patients is shown at the 24-week timepoint for each drug candidate

ND = Not Disclosed

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

89bio
71

Pegozafermin Expected to be Best-in-Class in the FGF21 Category
Based on Other Properties

	89bio	akero	BOSTON Pharmaceuticals
	Pegozafermin	**Efruxifermin**	**Efimosfermin**
FGF21 PROPERTIES			
Structure	Glycopegylated FGF21	FGF21-Fc Fusion	FGF21-Fc Fusion
Molecular Weight	40 KDa	92 KDa	90-95 KDa
FGF21 moles delivered (high dose)	1.5 mmol (per week)	1.08 mmol (per week)	6.67 mmol (per month)
Potency (EC50)	Comparable in potency to rhFGF21		ND
DOSING & FORMULATION			
Dosing regimen	Q2W, QW	QDW	Q4W
Formulation and presentation	Liquid in prefilled syringe Single injection	Lyophilized dual chamber syringe; single injection	Multiple injections
GLP-1 co-formulation	Yes	?	?
PHASE 3 TIMELINES (PRIMARY DATA)			
F2-F3 histology	1H 2027	1H 2027	TBD (accelerated approval pathway option unclear)
F4 histology	2028	TBD	

89bio

72

Fold Change vs. Placebo for Fibrosis Improvement (Relative Risk) No Worsening of MASH: F1-3 in Phase 2b/3 As Presented by Michael Charlton MD at MASH-TAG Jan 10, 2025 4 Peg REALM OF HOPE FGF21 OBSERVED BIOLOGICAL CEILING OF HEPATIC FIBROSIS REGRESSION Fc FGF21 3 GLP/GCG Fc FGF21 FASNi FXR 2 PPAR-δ THRβ Pan-PPAR GLP/GIP GLP FGF19 CCR2/ 5 HEPATIC FIBROSIS REGRESSION FUTILITY 1 ASK-1 PPAR α / δ 0 0 6 12 18 24 30 Months of treatment Sources: Akero. Phase 2b SYMMETRY 36 wk data presentation. Jun 2023 and Nov 2023; Rinella M et al, Hepatology, 2023; Loomba R et al, Lancet GH, 2023; Harrison S et al, J Hep, 2020; Ratziu et al, AASLD 2473-C, Nov 2023; Harrison S et al, Gastroenterology, 2018; Sanyal et al., Hepatology. 2020 Sep;72(3):892-905. Harrison et al., TLM 2020; Loomba NEJM, 2024. Poynard et al., Gastroenterology. 2002;122(5):1303-13. Abu-Freha et al., Life, 13(9), 1872; Saldirriaga et al., Sci Rep 11, 14506 (2021). Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to- 73 head clinical trials have been conducted. Fold change compared to placebo